High Income Securities Fund, Inc.
September 30, 2022
19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2022 are based on the net asset value of $8.75 of the Fund’s common shares as of the last business day of 2021.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the September 30, 2022, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	September 2022		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0350	48.61%	$0.0350	48.61%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0380	51.39%	$0.0380	51.39%
Total Distribution	$0.0730	100.00%	$0.0730	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on August 31, 2022[2]	4.13%
Current Annualized Distribution Rate (current fiscal year)[3]	11.39%
Current Fiscal Year Cumulative Total Return[4]	-6.05%
Cumulative Distribution Rate (current fiscal year)[5]	11.39%

 ____________
  1 The Fund’s current fiscal year began on September 1, 2021

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of August 31, 2022, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2021 through August 31, 2022, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2021, through August 31, 2022) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of August 31, 2022.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – John Buckel (414) 765-4255

High Income Securities Fund, Inc.
October 31, 2022
19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2022 are based on the net asset value of $8.75 of the Fund’s common shares as of the last business day of 2021.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the October 31, 2022, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	October 2022		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.032	43.48%	$0.067	46.05%
Net Realized Short-Term Capital Gains	$0.000	0.00%	$0.000	0.00%
Net Realized Long-Term Capital Gains	$0.000	0.00%	$0.000	0.00%
Return of Capital	$0.041	56.52%	$0.079	53.95%
Total Distribution	$0.0730	100.00%	$0.146	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on September 30, 2022[2]	2.25%
Current Annualized Distribution Rate (current fiscal year)[3]	12.13%
Current Fiscal Year Cumulative Total Return[4]	-7.38%
Cumulative Distribution Rate (current fiscal year)[5]	1.01%

 ____________
  1 The Fund’s current fiscal year began on September 1, 2022

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of September 30, 2022, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2022 through September 30, 2022, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2022, through September 30, 2022) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of September 30, 2022.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – John Buckel (414) 765-4255

High Income Securities Fund, Inc.
November 30, 2022
19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2022 are based on the net asset value of $8.75 of the Fund’s common shares as of the last business day of 2021.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the November 30, 2022, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	November 2022		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.027	37.30%	$0.094	43.13%
Net Realized Short-Term Capital Gains	$0.000	0.00%	$0.000	0.00%
Net Realized Long-Term Capital Gains	$0.000	0.00%	$0.000	0.00%
Return of Capital	$0.046	62.70%	$0.125	56.87%
Total Distribution	$0.0730	100.00%	$0.219	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on October 31, 2022[2]	2.34%
Current Annualized Distribution Rate (current fiscal year)[3]	12.03%
Current Fiscal Year Cumulative Total Return[4]	-5.66%
Cumulative Distribution Rate (current fiscal year)[5]	2.01%

 ____________
  1 The Fund’s current fiscal year began on September 1, 2022

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of October 31, 2022, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2022 through October 31, 2022, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2022, through October 31, 2022) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of October 31, 2022.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – John Buckel (414) 516-1562

High Income Securities Fund, Inc.
December 30, 2022
19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2022 are based on the net asset value of $8.75 of the Fund’s common shares as of the last business day of 2021.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the December 30, 2022, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	December 2022		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.071	97.29%	$0.165	56.67%
Net Realized Short-Term Capital Gains	$0.000	0.00%	$0.000	0.00%
Net Realized Long-Term Capital Gains	$0.000	0.00%	$0.000	0.00%
Return of Capital	$0.002	2.71%	$0.127	43.33%
Total Distribution	$0.0730	100.00%	$0.292	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on November 30, 2022[2]	3.16%
Current Annualized Distribution Rate (current fiscal year)[3]	11.66%
Current Fiscal Year Cumulative Total Return[4]	-1.71%
Cumulative Distribution Rate (current fiscal year)[5]	2.92%

 ____________
  1 The Fund’s current fiscal year began on September 1, 2022

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of November 30, 2022, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2022 through November 30, 2022, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2022, through November 30, 2022) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of November 30, 2022.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – John Buckel (414) 516-1562

High Income Securities Fund, Inc.
January 31, 2023
19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2023 are based on the net asset value of $7.25 of the Fund’s common shares as of the last business day of 2022.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the January 31, 2023, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	January 2023		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0435	72.03%	$0.2090	59.30%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0169	27.97%	$0.1434	40.70%
Total Distribution	$0.0604	100.00%	$0.3524	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on December 31, 2022[2]	2.67%
Current Annualized Distribution Rate (current fiscal year)[3]	12.08%
Current Fiscal Year Cumulative Total Return[4]	-4.15%
Cumulative Distribution Rate (current fiscal year)[5]	4.03%

____________
  1 The Fund’s current fiscal year began on September 1, 2022

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2022, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2022 through December 31, 2022, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2022, through December 31, 2022) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2022.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – John Buckel (414) 516-1562

High Income Securities Fund, Inc.
February 28, 2023
19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2023 are based on the net asset value of $7.25 of the Fund’s common shares as of the last business day of 2022.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the February 28, 2023, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	February 2023		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0230	38.05%	$0.2320	56.19%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0374	61.95%	$0.1808	43.81%
Total Distribution	$0.0604	100.00%	$0.4128	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on January 31, 2023[2]	3.52%
Current Annualized Distribution Rate (current fiscal year)[3]	10.19%
Current Fiscal Year Cumulative Total Return[4]	5.81%
Cumulative Distribution Rate (current fiscal year)[5]	4.63%

____________
  1 The Fund’s current fiscal year began on September 1, 2022.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of January 31, 2023, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2022, through January 31, 2023, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2022, through January 31, 2023) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of January 31, 2023.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – John Buckel (414) 516-1562

High Income Securities Fund, Inc.
March 31, 2023
19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2023 are based on the net asset value of $7.25 of the Fund’s common shares as of the last business day of 2022.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the March 31, 2023, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	March 2023		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0446	73.86%	$0.2766	58.45%
Net Realized Short-Term Capital Gains	$0.0087	14.51%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0037	6.07%	$0.0000	0.00%
Return of Capital	$0.0034	5.56%	$0.1966	41.55%
Total Distribution	$0.0604	100.00%	$0.4732	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on February 28, 2023[2]	3.80%
Current Annualized Distribution Rate (current fiscal year)[3]	10.27%
Current Fiscal Year Cumulative Total Return[4]	5.81%
Cumulative Distribution Rate (current fiscal year)[5]	5.47%

____________
  1 The Fund’s current fiscal year began on September 1, 2022.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of February 28, 2023, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2022, through February 28, 2023, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2022, through February 28, 2023) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of February 28, 2023.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – John Buckel (414) 516-1562

High Income Securities Fund, Inc.
April 28, 2023
19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2023 are based on the net asset value of $7.25 of the Fund’s common shares as of the last business day of 2022.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the April 28, 2023, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	April 2023		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0446	73.74%	$0.3211	60.18%
Net Realized Short-Term Capital Gains	$0.0009	1.55%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0023	3.87%	$0.0000	0.00%
Return of Capital	$0.0126	20.83%	$0.2125	39.82%
Total Distribution	$0.0604	100.00%	$0.4732	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on March 31, 2023[2]	3.57%
Current Annualized Distribution Rate (current fiscal year)[3]	10.46%
Current Fiscal Year Cumulative Total Return[4]	0.37%
Cumulative Distribution Rate (current fiscal year)[5]	6.39%

 ____________
  1 The Fund’s current fiscal year began on September 1, 2022.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of March 31, 2023, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2022, through March 31, 2023, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2022, through March 31, 2023) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of March 31, 2023.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – John Buckel (414) 516-1514

High Income Securities Fund, Inc.
May 31, 2023
19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2023 are based on the net asset value of $7.25 of the Fund’s common shares as of the last business day of 2022.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the May 31, 2023, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	May 2023		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0267	44.12%	$0.3478	58.55%
Net Realized Short-Term Capital Gains	$0.0018	3.02%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0118	19.55%	$0.0000	0.00%
Return of Capital	$0.0201	33.31%	$0.2462	41.45%
Total Distribution	$0.0604	100.00%	$0.5940	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on April 30, 2023[2]	3.70%
Current Annualized Distribution Rate (current fiscal year)[3]	10.55%
Current Fiscal Year Cumulative Total Return[4]	0.37%
Cumulative Distribution Rate (current fiscal year)[5]	7.26%

 ____________
  1 The Fund’s current fiscal year began on September 1, 2022.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of April 30, 2023, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2022, through April 30, 2023, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2022, through April 30, 2023) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of April 30, 2023.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – John Buckel (414) 516-1514

High Income Securities Fund, Inc.
June 30, 2023
19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2023 are based on the net asset value of $7.25 of the Fund’s common shares as of the last business day of 2022.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the June 30, 2023, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	June 2023		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0604	100.00%	$0.4218	64.45%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0000	0.00%	$0.2326	35.55%
Total Distribution	$0.0604	100.00%	$0.6544	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on May 31, 2023[2]	3.24%
Current Annualized Distribution Rate (current fiscal year)[3]	10.66%
Current Fiscal Year Cumulative Total Return[4]	0.10%
Cumulative Distribution Rate (current fiscal year)[5]	8.17%

 ____________
  1 The Fund’s current fiscal year began on September 1, 2022.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of May 31, 2023, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2022, through May 31, 2023, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2022, through May 31, 2023) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of May 31, 2023.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – John Buckel (414) 516-1514

High Income Securities Fund, Inc.
July 31, 2023
19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2023 are based on the net asset value of $7.25 of the Fund’s common shares as of the last business day of 2022.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the July 31, 2023, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	July 2023		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0543	89.85%	$0.4761	66.60%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0061	10.15%	$0.2387	33.40%
Total Distribution	$0.0604	100.00%	$0.7148	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on June 30, 2023[2]	4.01%
Current Annualized Distribution Rate (current fiscal year)[3]	10.41%
Current Fiscal Year Cumulative Total Return[4]	3.42%
Cumulative Distribution Rate (current fiscal year)[5]	8.78%

 ____________
  1 The Fund’s current fiscal year began on September 1, 2022.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of June 30, 2023, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2022, through June 30, 2023, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2022, through June 30, 2023) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of June 30, 2023.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – John Buckel (414) 516-1514

High Income Securities Fund, Inc.
August 31, 2023
19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2023 are based on the net asset value of $7.25 of the Fund’s common shares as of the last business day of 2022.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the August 31, 2023, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	August 2023		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0382	63.25%	$0.5143	66.34%
Net Realized Short-Term Capital Gains	$0.0041	6.82%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0181	29.93%	$0.2609	33.66%
Total Distribution	$0.0604	100.00%	$0.7752	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on July 31, 2023[2]	4.33%
Current Annualized Distribution Rate (current fiscal year)[3]	10.25%
Current Fiscal Year Cumulative Total Return[4]	5.79%
Cumulative Distribution Rate (current fiscal year)[5]	9.46%

 ____________
    1 The Fund’s current fiscal year began on September 1, 2022.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of July 31, 2023, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2022, through July 31, 2023, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2022, through July 31, 2023) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of July 31, 2023.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – John Buckel (414) 516-1514